EXHIBIT 10.44
GENERAL RELEASE AND WAIVER
1.I, Lee Wright, in consideration of the severance benefits to be paid to me by Conn’s, Inc., a Delaware corporation (the “Company,” and together with its affiliates, the “Company Parties”) pursuant to the Executive Severance Agreement between me and the Company effective as of June 22, 2016 (the “Executive Severance Agreement”), do hereby release and forever discharge as of the date hereof the Company Parties and their respective affiliates, subsidiaries and direct or indirect parent entities and all present, former and future shareholders, directors, officers, agents, representatives, employees, successors and assigns of the Company and/or its respective affiliates, subsidiaries and direct or indirect parent entities (collectively, the “Released Parties”) to the extent provided below (this “General Release”); provided, however, that it is understood that I am not waiving or releasing: (a) any of my indemnification rights and remedies arising under the common law, statutory law or regulation, the bylaws of the Company, the Indemnification Agreement between the Company and me dated June 22, 2016, or any similar insurance policies, as applicable; (b) my rights to any of the benefits provided for in the Executive Severance Agreement, except to the extent such rights are modified or waived herein; (c) my rights to unemployment insurance benefits; (d) my rights to any vested benefits; (e) any rights that may not be waived as a matter of law; or (f) any claims or rights arising under this General Release, including specifically paragraph 2 below. The Released Parties are intended to be third-party beneficiaries of this General Release, and this General Release may be enforced by each of them in accordance with the terms hereof in respect of the rights granted to such Released Parties hereunder.
2.This General Release is the release contemplated by Section 3(d) of the Executive Severance Agreement. I understand that, except for the payments and benefits specified in Section 3(a) of the Executive Severance Agreement, any payments or benefits paid or granted to me pursuant to the Executive Severance Agreement in connection with my termination of employment represent, in part, consideration for signing this General Release, and are not salary, wages or benefits to which I was already entitled. I understand and agree that I will not receive such payments and benefits unless I execute this General Release and do not revoke this General Release within the time periods permitted hereafter. Such payments and benefits will not be considered compensation for purposes of any employee benefit plan, program, policy or arrangement maintained or hereafter established by the Company or its Affiliates.
3.I understand that the Company is providing me with a thirty (30) day transition period from January 19, 2021 to February 18, 2021 (“Transition Period”) during which I will continue in my current employment and continue fulfilling my employment-related duties and responsibilities in connection therewith. My Severance Period (as such term is defined in the Executive Severance Agreement) will commence as of February 19, 2021 and continue until August 20, 2022.
If I sign this General Release prior to February 19, 2021, I agree to sign another General Release releasing my claims contained in Section 4 in substantially the same form as a condition to receiving the benefits described herein. Upon signing this General Release and the expiration of the revocation period in Section 17(f), I will receive, in addition to the severance benefits described in Section 3(b) of the Executive Severance Agreement, $400,000 (less required tax and other withholdings) (“Supplemental Lump-Sum Payment”), which Supplemental Lump-Sum Payment shall be in full satisfaction of any annual incentive plan bonus or compensation for fiscal year 2021 to which I may be entitled, payment to be made within fourteen (14) days after the expiration of the revocation period in Section 17(f). In further consideration for the above Supplemental Lump-Sum Payment, I understand that (a) I will not be entitled to any other bonus or incentive payment in respect of the Transition Period or for any period thereafter, and (b) for all periods during and after the Transition Period, I will not be entitled to receive any other bonus or new incentive award, including any equity awards, under any incentive or bonus plan of the Company, including the Conn’s Omnibus Incentive Plans, it being understood that, notwithstanding the foregoing, my existing awards under the Conn’s 2016 Omnibus Incentive Plan shall continue to vest in accordance with the provisions of the Executive Severance Agreement.
4.Except as provided in Sections 6 and 7 below, I knowingly and voluntarily (for myself, my heirs, executors, administrators and assigns) release and forever discharge the Company and the other Released Parties from any and all claims, suits, controversies, actions, causes of action, cross-claims, counter-claims, demands, debts, compensatory damages, liquidated damages, punitive or exemplary damages, other damages, claims for costs and attorneys’ fees, or liabilities of any nature whatsoever in law and in equity, both past and present (through the date that this General Release becomes effective and enforceable) and whether known or unknown, suspected, or claimed against the Company or any of the Released Parties which I, my spouse, or any of my heirs, executors, administrators or assigns, may have, and which arise out of or are connected with my employment with, or my separation or termination from, the Company, in each case as of the date hereof, including, but not limited to, any allegation, claim or violation, arising under: Title VII of the Civil Rights Act of 1964, as amended; the Civil Rights Act of 1991; the Age Discrimination in Employment Act of 1967, as amended (including the Older Workers Benefit Protection Act); the Equal Pay Act of 1963, as amended; the Americans with Disabilities Act of 1990; the Family and Medical Leave Act of 1993; the Worker Adjustment Retraining and Notification Act; the Employee Retirement Income Security Act of 1974; any applicable Executive Order Programs; the Fair Labor Standards Act; Section 1981 of U.S.C. Title 42; the Fair Credit Reporting Act; the Uniform Services Employment and Reemployment Rights Act; the Genetic Information Nondiscrimination Act; the Immigration Reform and Control Act; or their state or local counterparts; or under any other federal, state or local civil or human rights law, or under any other local, state, or federal law, regulation or ordinance; or under any public policy, contract or tort, or under common law; or arising under any policies, practices or procedures of the Company; or any claim for wrongful discharge, breach of contract, infliction of emotional distress, defamation; or any claim for costs, fees, or other expenses, including attorneys’ fees incurred in these matters (all of the foregoing collectively referred to herein as the “Claims”). Notwithstanding the foregoing, Claims do not include any claims based upon my rights set forth in Sections 1(a)-1(f), above.
5.I represent that I have made no assignment or transfer of any right, claim, demand, cause of action, or other matter covered by Section 4 above.
6.I agree that this General Release does not waive or release any rights or claims that I may have which arise after the date I execute this General Release, including Claims under the Age Discrimination in Employment Act of 1967, or limits my ability to file a charge or complaint with any court or tribunal in any jurisdiction (domestic or foreign) or any governmental or regulatory body, agency, department, commission, board, bureau, or other authority or instrumentality (domestic or foreign) (a “Governmental Entity”) or limits my ability to provide information to or communicate with any Governmental Entity or otherwise participate in any investigation or proceeding that may be conducted by a Governmental Entity in connection with any charge or complaint, whether filed by me, on my behalf, or by any other individual; provided, however, that to the maximum extent permitted by law, I agree that if such a charge or complaint is made, I shall not be entitled to recover any individual monetary relief or other individual remedies; provided, further, that this General Release does not limit or prohibit my right to receive an award for information provided to a Governmental Entity to the extent that such limitation or prohibition is a violation of law. I acknowledge and agree that my separation from employment with the Company shall not serve as the basis for any claim or action (including, without limitation, any claim under the Age Discrimination in Employment Act of 1967).
7.I agree that I hereby waive all rights to sue or obtain equitable, remedial or punitive relief from any or all Released Parties of any kind whatsoever in respect of any Claims, including, without limitation, reinstatement, back pay, front pay, and any form of injunctive relief. Notwithstanding the above, I further acknowledge that I am not waiving and am not being required to waive any right that cannot be waived under law, including the right to file an administrative charge or participate in an administrative investigation or proceeding; provided, however, that I disclaim and waive any right to share or participate in any monetary award resulting from the prosecution of such charge or investigation or proceeding.
8.I hereby agree not to bring or participate in any class or collective action against the Company and/or the other Released Parties that asserts, in whole or in part, any claims that arose before I signed this General Release, whether or not such claims (if brought by me individually) are released by this General Release.
9.In signing this General Release, I acknowledge and intend that it shall be effective as a bar to each and every one of the Claims hereinabove mentioned or implied. I expressly consent that this General Release shall be given full force and effect according to each and all of its express terms and provisions, including those relating to unknown and unsuspected Claims (notwithstanding any state or local statute that expressly limits the effectiveness of a general release of unknown, unsuspected and unanticipated Claims), if any, as well as those relating to any other Claims hereinabove mentioned or implied. I acknowledge and agree that this waiver is an essential and material term of this General Release and that without such waiver I would not have become entitled to the severance benefits to be provided to me by the Company. I further agree that in the event I should bring a Claim seeking damages against the Company, or in the event I should seek to recover against the Company in any Claim brought by a governmental agency on my behalf, this General Release shall serve as a complete defense to such Claims to the maximum extent permitted by law. I further agree that I am not aware of any pending claim of the type described in Section 4 above as of the execution of this General Release.
10.I agree that neither this General Release, nor the furnishing of the consideration for this General Release, shall be deemed or construed at any time to be an admission by the Company, any Released Party or myself of any improper or unlawful conduct.
11.Any non-disclosure provision in this General Release does not prohibit or restrict me (or my attorney) from responding to any inquiry about this General Release or its underlying facts and circumstances by the Securities and Exchange Commission (SEC), the Financial Industry Regulatory Authority (FINRA), any other insurance regulatory organization or any governmental entity.
12.I represent that I am not aware of any claim by me other than the claims that are released by this General Release. I acknowledge that I may hereafter discover claims or facts in addition to or different than those which I now know or believe to exist with respect to the subject matter of the release set forth in Section 4 above and which, if known or suspected at the time of entering into this General Release, may have materially affected this General Release and my decision to enter into it.
13.I understand and agree that I will not make any false, disparaging or derogatory statements to any person or entity, including any media outlet, regarding the Company or any of the other Released Parties or about the Company’s business or financial condition other than truthful statements made to my legal representatives or in connection with any legal proceeding or governmental investigation. The Company understands and agrees that it will not, and it will instruct its directors and executive officers not to, make any false, disparaging or derogatory statements to any person or entity, including any media outlet, regarding me other than truthful statements made to legal representatives of the Company or in connection with any legal proceeding or governmental investigation.
14.I hereby acknowledge and reaffirm my obligation to keep confidential and not disclose any and all non-public information concerning the Company that I acquired during the course of my employment with the Company, including, but not limited to, any nonpublic information concerning the Company’s business affairs, business prospects and financial condition. I further agree to comply with Section 7 (Non-Disclosure, Non-Competition and Non-Solicitation) of my Executive Severance Agreement.
15.Notwithstanding anything herein to the contrary, nothing in this General Release, shall (i) prohibit me from making reports of possible violations of federal law or regulation to any governmental agency or entity in accordance with the provisions of and rules promulgated under Section 21F of the Securities Exchange Act of 1934 or Section 806 of the Sarbanes-Oxley Act of 2002, or of any other whistleblower protection provisions of state or federal law or regulation, or (ii) require notification or prior approval by the Company of any reporting described in clause (i) above.
16.Whenever possible, each provision of this General Release shall be interpreted in such manner as to be effective and valid under applicable law, but if any provision of this General Release is held to be invalid, illegal or unenforceable in any respect under any applicable law or rule in any jurisdiction, such invalidity, illegality or unenforceability shall not affect any other provision or any other jurisdiction, but this General Release shall be reformed, construed and enforced in such jurisdiction as if such invalid, illegal or unenforceable provision had never been contained herein.
17.BY SIGNING THIS GENERAL RELEASE, I REPRESENT AND AGREE THAT:
(a)I HAVE READ IT CAREFULLY IN ITS ENTIRETY, AND I UNDERSTAND ALL OF ITS TERMS AND KNOW THAT I AM GIVING UP IMPORTANT RIGHTS, INCLUDING BUT NOT LIMITED TO, RIGHTS UNDER THE AGE DISCRIMINATION IN EMPLOYMENT ACT OF 1967, AS AMENDED, TITLE VII OF THE CIVIL RIGHTS ACT OF 1964, AS AMENDED; THE EQUAL PAY ACT OF 1963; THE AMERICANS WITH DISABILITIES ACT OF 1990; AND THE EMPLOYEE RETIREMENT INCOME SECURITY ACT OF 1974, AS AMENDED;
(b)I KNOWINGLY, FREELY AND VOLUNTARILY CONSENT TO ALL OF THE TERMS AND CONDITIONS SET OUT IN IT, INCLUDING, WITHOUT LIMITATION, THE WAIVER, RELEASE AND COVENANTS CONTAINED IN IT;
(c)I HAVE BEEN ADVISED TO CONSULT WITH AN ATTORNEY BEFORE EXECUTING IT AND I HAVE DONE SO TO THE EXTENT I BELIEVE NECESSARY OR, AFTER CAREFUL READING AND CONSIDERATION, I HAVE CHOSEN NOT TO DO SO OF MY OWN VOLITION;
(d)I HAVE SIGNED THIS GENERAL RELEASE, INCLUDING THE WAIVER AND RELEASE INCLUDED HEREIN, IN EXCHANGE FOR GOOD AND VALUABLE CONSIDERATION IN ADDITION TO ANYTHING OF VALUE TO WHICH I AM OTHERWISE ENTITLED;
(e)I HAVE HAD AT LEAST TWENTY-ONE (21) DAYS FROM THE DATE OF MY RECEIPT OF THIS GENERAL RELEASE TO CONSIDER IT AND CONSULT WITH COUNSEL OF MY CHOICE, AND THE CHANGES MADE SINCE MY RECEIPT OF

THIS GENERAL RELEASE ARE NOT MATERIAL OR WERE MADE AT MY REQUEST AND WILL NOT RESTART THE REQUIRED 21 DAY PERIOD;
(f)I UNDERSTAND THAT I HAVE SEVEN (7) DAYS AFTER THE EXECUTION OF THIS GENERAL RELEASE TO REVOKE IT BY DELIVERING NOTICE OF REVOCATION TO THE COMPANY BEFORE THE END OF THE SEVEN (7) DAY PERIOD AND THAT THIS GENERAL RELEASE SHALL NOT BECOME EFFECTIVE OR ENFORCEABLE UNTIL THE REVOCATION PERIOD HAS EXPIRED;
(g)I HAVE SIGNED THIS GENERAL RELEASE KNOWINGLY, FREELY AND VOLUNTARILY AND WITH THE ADVICE OF ANY COUNSEL RETAINED TO ADVISE ME WITH RESPECT TO IT;
(h)I UNDERSTAND THAT THE RELEASE CONTAINED HEREIN DOES NOT APPLY TO RIGHTS AND CLAIMS THAT MAY ARISE AFTER I SIGN THIS AGREEMENT; AND
(i)I AGREE THAT THE PROVISIONS OF THIS GENERAL RELEASE MAY NOT BE AMENDED, WAIVED, CHANGED OR MODIFIED EXCEPT BY AN INSTRUMENT IN WRITING SIGNED BY AN AUTHORIZED REPRESENTATIVE OF THE COMPANY AND BY ME.
18.By executing this General Release and as a condition precedent to any obligations or liabilities created hereunder, I expressly acknowledge, represent and warrant that I (i) am not relying upon any statements, understandings, representations, expectations or agreements other than those expressly set forth in this General Release; (ii) have made my own investigation of the facts and am relying solely upon my own knowledge and the advice of my own legal counsel, to the extent I have chosen to confer with such counsel; and (iii) knowingly waive any claim that this General Release was induced by any misrepresentation or nondisclosure and any right to rescind or avoid this General Release based upon presently existing facts, known or unknown.

SIGNED:	/s/ Lee A. Wright	DATED:	January 28, 2021
Executive Vice President

CONN’s, Inc.:	/s/ Mark Prior	DATED:	January 29, 2021
V.P., General Counsel